UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2003

Piccadilly Cafeterias, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-11754	72-0604977
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana	70816
(Address of principal executive offices)	(Zip Code)

(225) 293-9440
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(a)	Exhibits
99	Press Release dated May 5, 2003.

Item 9.	Regulation FD Disclosure.

            On May 5, 2003, the Company issued a press release, filed herewith as Exhibit 99, reporting changes in the Company’s management.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICCADILLY CAFETERIAS, INC.

	By:	/s/ W. SCOTT BOZZELL
W. Scott Bozzell
Executive Vice President
and Secretary

Dated: May 5, 2003